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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    March 13, 2003
                                                     --------------


                            COMPASS BANCSHARES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

                  Delaware                    0-6032                          63-0593897
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         (State or other jurisdiction      (Commission File           (IRS Employer Identification
         of incorporation)                     Number)                            No.)


       15 South 20th Street, Birmingham, Alabama                               35233
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         (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:            (205) 297-3000
                                                               --------------



                                       N/A
 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

        On March 11, 2003, Compass Bancshares, Inc. filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report"). The Annual Report was accompanied by a certification from each D. Paul Jones, Jr., Chief Executive Officer, and Garrett
R. Hegel, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2). These exhibits are not filed but furnished pursuant to Regulation FD.

        In addition, on March 11, 2003, each of the Chief Executive Officer, D. Paul Jones, Jr., and Chief Financial Officer, Garrett R. Hegel, of Compass Bancshares, Inc. submitted, as part of the Annual Report, the certification required by Rule 13a-14 of the Securities Exchange Act of 1934, promulgated by the Securities and Exchange Commission pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

        A copy of each of these statements is attached hereto as an Exhibit (99.3 and 99.4). These exhibits are not filed but furnished pursuant to Regulation FD.


EXHIBIT INDEX

                  Exhibit No.   Description of Document
                  -----------   -----------------------

                  99.1          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
                                to Section 906 of the Sarbanes-Oxley Act of 2002 by D. Paul Jones,
                                Jr., Chief Executive Officer

                  99.2          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
                                to Section 906 of the Sarbanes-Oxley Act of 2002 by Garrett R. Hegel,
                                Chief Financial Officer

                  99.3          Certification of Chief Executive Officer dated March 11, 2003

                  99.4          Certification of Chief Financial Officer dated March 11, 2003




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated March 13, 2003

                                        COMPASS BANCSHARES, INC.


                                        By: /S/ JERRY W. POWELL
                                           --------------------------------
                                            Jerry W. Powell
                                            General Counsel and Secretary